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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 ---------------


         Date of Report (Date of earliest event reported): JULY 18, 2001
                                                           -------------


                       VERTEX PHARMACEUTICALS INCORPORATED
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


MASSACHUSETTS                      000-19319                    04-3039129
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


        130 WAVERLY STREET, CAMBRIDGE, MASSACHUSETTS    02139-4242
        ----------------------------------------------------------
        (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code: (617) 444-6000
                                                            --------------


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 18, 2001, Vertex Pharmaceuticals Incorporated completed the acquisition of Aurora Biosciences Corporation. The acquisition was structured as a merger of Ahab Acquisition Sub, Inc., a wholly owned subsidiary of Vertex, with and into Aurora. The merger was a tax-free stock-for-stock exchange and will be accounted for as a "pooling of interests" business combination.

         Pursuant to the terms of an Agreement and Plan of Merger, dated as of April 29, 2001, among Vertex, Ahab Acquisition Sub, Inc. and Aurora, each outstanding share of Aurora common stock was converted into 0.62 of a share of Vertex common stock, plus cash in lieu of fractional shares. As a result, Vertex is issuing approximately 14,138,022 shares of its common stock to former stockholders of Aurora in connection with the merger.

         In addition, upon completion of the merger, Vertex assumed outstanding options to purchase shares of Aurora common stock. Each option assumed by Vertex was converted into an option to purchase a number of shares of Vertex common stock equal to the number of shares of Aurora common stock issuable upon exercise of the option, multiplied by 0.62, rounded down to the nearest whole share. The per share exercise price of each assumed option was adjusted by dividing the exercise price of the Aurora option by 0.62, rounded up to the nearest whole cent. As a result, the assumed options are exercisable in the aggregate for approximately 2,757,632 shares of Vertex common stock at a weighted average exercise price of approximately $14.10.

         Aurora develops and commercializes technologies, products and services to accelerate the discovery of new medicines by the pharmaceutical and biopharmaceutical industries. Aurora will continue its operations as a wholly-owned subsidiary of Vertex and will retain the name Aurora Biosciences Corporation. Dr. Stuart J.M. Collinson, the former Chairman of the Board, President and Chief Executive Officer of Aurora, has been elected as a director of Vertex.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Previously reported.

(b)      PRO FORMA FINANCIAL INFORMATION.

         Pro forma financial information will be filed by amendment to this Current Report on Form 8-K within the time allowed for such filing by Item 7(a)(4) of this Form.


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(c)     EXHIBITS.

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

2.1 Agreement and Plan of Merger, dated April 29, 2001, among Vertex Pharmaceuticals Incorporated, Ahab Acquisition Sub, Inc. and Aurora Biosciences Corporation (filed as Annex A to the joint proxy statement-prospectus forming a part of Vertex's Registration Statement on Form S-4 (Registration No. 333-61480) and incorporated herein by reference).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VERTEX PHARMACEUTICALS INCORPORATED
                                           -----------------------------------
                                           (Registrant)



Date: August 1, 2001                       /s/ Joshua S. Boger
                                           ------------------------------------
                                           Joshua S. Boger
                                           Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------

2.1 Agreement and Plan of Merger, dated April 29, 2001, among Vertex Pharmaceuticals Incorporated, Ahab Acquisition Sub, Inc. and Aurora Biosciences Corporation (filed as Annex A to the joint proxy statement-prospectus forming a part of Vertex's Registration Statement on Form S-4 (Registration No. 333-61480) and incorporated herein by reference).



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